Carrying values of vessels	6 Months Ended
Jun. 30, 2022
Property, plant and equipment [abstract]
Carrying values of vessels	Carrying values of vessels
At each balance sheet date, we review the carrying amounts of vessels and drydock costs and right of use assets for vessels to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell (determined by taking into consideration two valuations from independent ship brokers) and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions, including forecast time charter rates and values for second-hand product tankers, discounted projected vessel operating cash flows and our overall business plans.
As of June 30, 2022, we reviewed the carrying amount of our vessels and right of use assets to determine whether there was an indication that these assets had suffered an impairment loss. As part of our review, we considered external factors such as the record strength in the product tanker market during the six months ended June 30, 2022, which has resulted in significant period over period increases in second-hand vessel values, long term time charter rates, and current spot market rates.
•For 96 of the vessels in our operating fleet, we did not note any impairment indicators as the fair value less costs to sell exceeded each vessel's carrying value.
•For 14 vessels in our operating fleet, the fair values less costs to sell were less than their carrying amount. We performed value in use calculations for these vessels, estimating each vessel's future cash flows. For each of these 14 vessels, there were no instances where the present value of the operating cash flows was less than the carrying amount and therefore no impairment charge was recorded as of June 30, 2022.
•We did not obtain valuations from independent ship brokers for three of our ROU vessels as they are not required under the respective leases. We performed value in use calculations for these vessels and there were no instances where the present value of the operating cash flows was less than the carrying amount and therefore no impairment charge was recorded as of June 30, 2022.
•Two vessels in our operating fleet were classified as held for sale as described in Note 4.
The value in use calculations mentioned above were primarily based on (i) our best estimate of forecasted vessel revenue through the use of a combination of the latest forecast, published time charter rates for the next three years and a 2.44% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period through the vessel's 15th year of useful life, and then matched to the absolute growth in expenses in each period thereafter, (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.44% growth rate in each period thereafter, and (iii) the evaluation of other inputs such as the vessel's remaining useful life, residual value and utilization rate. These cash flows were then discounted to their present value using a pre-tax discount rate of 8.23% (7.19% at December 31, 2021). The pre-tax discount rate is determined by the evaluation of internal and external inputs such as our cost of debt, capital structure, the risk-free rate, market risk premium and industry volatility in relation to the overall market.